Exhibit 10.1
AMENDMENT NUMBER ONE
to the
NOTE PURCHASE AGREEMENT
dated as of October 1, 2007,
between
OPTION ONE ADVANCE TRUST 2007-ADV2,
as Issuer
and
GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.
as Initial Purchaser and Agent
          This AMENDMENT NUMBER ONE (this “Amendment”) is made and is effective as of this 16th day of November, 2007, among Option One Advance Trust 2007-ADV2 (the “Issuer”), and Greenwich Capital Financial Products, Inc. (the “Initial Purchaser” and “Agent”, as applicable), to that certain Note Purchase Agreement, dated as of October 1, 2007, between the Issuer and the Initial Purchaser (the “Agreement”).
RECITALS
          WHEREAS, on the terms and conditions set forth herein, the Issuer has requested that the Initial Purchaser and Agent agree to amend the Agreement as provided herein;
          NOW THEREFORE, the parties hereto hereby agree as follows:
          SECTION 1. Defined Terms. As used in this Amendment, capitalized terms have the same meanings assigned thereto in the Agreement.
          SECTION 2. Amendments.
          (a) Section 1.01 shall be amended by replacing the definition of “Maximum Note Balance” with the following definition;
               “Maximum Note Balance” shall have the meaning set forth in the Indenture.”
          (b) Schedule A of the Agreement is hereby amended and restated in its entirety as set forth in Exhibit I.

          SECTION 3. Limited Effect. Except as expressly amended and modified by this Amendment, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.
          SECTION 4. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE.
          SECTION 5. Counterparts. This Amendment may be executed by each of the parties hereto in any number of separate counterparts, each of which when so executed shall be an original and all of which taken together shall constitute one and the same instrument.
          SECTION 6. Limitation on Liability. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Owner Trustee of the Issuer in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any other related documents.

2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the day and year first above written.

OPTION ONE ADVANCE TRUST 2007-ADV2
By:	Wilmington Trust Company, not in its
individual capacity but solely as Owner
Trustee

By:	/s/ Roseline K. Maney
	Name:	Roseline K. Maney
	Title:	Vice President

GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., as Initial Purchaser and Agent
By:
Name:
Title:

Consented to by: GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., as 66 2/3% Noteholder
By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the day and year first above written.

OPTION ONE ADVANCE TRUST 2007-ADV2
By:	Wilmington Trust Company, not in its
individual capacity but solely as Owner
Trustee

By:
Name:
Title:

GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., as Initial Purchaser and Agent
By:	/s/ Dominic Obaditch
Name:
Title:

Consented to by: GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., as 66 2/3% Noteholder
By:	/s/ Dominic Obaditch
Name:
Title:

Exhibit I
Schedule A
Maximum Note Principal Balance
Greenwich Capital Financial Products, Inc.: $750,000,000